UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

 (Date of earliest event reported):                  April 10, 2013

COVER-ALL TECHNOLOGIES INC.

(Exact name of Registrant as Specified in its Charter)

Delaware

1-09228

13-2698053

(State or Other Jurisdiction

(Commission

(IRS Employer

of Incorporation)

File Number)

Identification No.)

412 Mt. Kemble Avenue, Suite 110C, Morristown, New Jersey 07960

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code                    (973) 461-5200

55 Lane Road, Fairfield, New Jersey 07004

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

On September 11, 2012, the Registrant entered into a Loan and Security Agreement (the “Loan Agreement”) with Imperium Commercial Finance Master Fund, LP, a Delaware limited partnership (the “Lender”), and, in connection with the Loan Agreement, the Registrant issued to the Lender a five-year warrant (the “Imperium Warrant”) to purchase 1,400,000 shares of the Registrant’s common stock at an exercise price of $1.48 per share.  The Registrant also issued five-year warrants (the “Finder’s Warrants”) to purchase 42,000 shares, in the aggregate, of the Registrant’s common stock at an exercise price of $1.48 per share to Monarch Capital Group, LLC (“Monarch”), which acted as the Registrant’s financial adviser in connection with the loan transaction, and an officer of Monarch.

On April 10, 2013, the Registrant amended and restated the terms of the Imperium Warrant and each of the Finder’s Warrants to provide that the aggregate number of shares issuable on exercise of the Imperium Warrant and the Finder’s Warrants shall not exceed 19.9% of the Registrant’s issued and outstanding shares of common stock at the date of original issuance (i.e., 5,171,145 shares of common stock based on 25,857,730 shares of common stock issued and outstanding at September 11, 2012) without first obtaining the approval of the Registrant’s stockholders.  This change, and certain other minor, technical changes, were contained in amended and restated warrants that the Registrant issued to the holders.

The descriptions of the Imperium Warrant and the Finder’s Warrants furnished pursuant to this Item 1.01 are qualified in their entirety by reference to the full text of the Imperium Warrant and the Form of Finder’s Warrant, copies of which are attached hereto as Exhibits 4.1 and 4.2, which are incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits.

4.1

Amended and Restated Stock Purchase Warrant, dated as of September 11, 2012, issued by Cover All Technologies Inc. to Imperium Commercial Finance Master Fund, LP.

4.2

Form of Amended and Restated Finder’s Warrant, dated as of September 11, 2012.

[signatures on following page]

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

COVER-ALL TECHNOLOGIES INC.

Date:  April 18, 2013

By:

   /s/ Ann F. Massey

    Ann F. Massey, Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
Exhibit 4.1	Amended and Restated Stock Purchase Warrant, dated as of September 11, 2012, issued by Cover All Technologies Inc. to Imperium Commercial Finance Master Fund, LP.
Exhibit 4.2	Form of Amended and Restated Finder’s Warrant, dated as of September 11, 2012, 2013.